UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2022

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC
Series W Warrants to Purchase Common Stock	PAVMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

Effective February 11, 2022, the board of directors of PAVmed Inc. (the “Company”) appointed Joan B. Harvey as a Class C director of the Company.

Ms. Harvey will join the audit and compensation committees of the Company’s board of directors. In connection with her appointment, the Company granted Ms. Harvey a ten-year option to purchase 179,350 shares of the Company’s common stock at an exercise price of $2.05 per share, subject to adjustment. The option vests in 12 quarterly installments, commencing March 31, 2022. The Company entered into its standard form of indemnification agreement with Ms. Harvey. Ms. Harvey has not engaged in any transactions with the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Ms. Harvey has more than two decades of health care experience serving in a variety of leadership roles dedicated to improving whole person health and advocating for patients. She is the president of Care Solutions for Evernorth, Cigna Corporation’s (NYSE: CI) health services business. In this role, she oversees Evernorth’s medical, behavioral, and pharmacy clinical programs to meet the diverse needs of health plans, employers, government organizations—and the people they serve. Prior to joining Evernorth, Ms. Harvey served in senior leadership roles at Cigna, Medco Health Solutions Inc., WellPoint 360 Health. a subsidiary of Anthem, Inc., American Imaging Management, and Oxford Health Plans, LLC, a subsidiary of UnitedHealth Group. She is a founding member of the Disease Management Association of America, and author of “Asthma Disease Management in the 21st Century” for the Managed Care Handbook: Best Practices in Medical Management. Ms. Harvey holds a Master of Business Administration from the American Graduate School of International Management and a Bachelor’s degree in International Relations from Bates College.

Item 7.01.	Regulation FD Disclosure.

On February 15, 2022, the Company issued a press release announcing the appointment of Ms. Harvey to its board of directors. The press release is attached as Exhibit 99.1 hereto.

The information set forth under this Item 7.01, including the exhibit hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press release, dated February 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2022	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer